UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2026

INTEGRATED WELLNESS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41131	98-1615488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Wall Street, Level 11

New York, NY 10005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 397-7625

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2026, the Board of Directors (the “Board”) appointed Binson Lau as the Co-Chief Executive Officer of Integrated Wellness Acquisition Corp (the “Company”), effective immediately.

Mr. Lau, age 48, has served as our chairman of the Board since February 2024 and as our Co-Chief Executive Officer since August 2026. He has dealt with international manufacturers, retailers, and end-users in various industries for more than 10 years. He has a strong knowledge base in technology, grocery, farming, electronics, sports, commercial, consumer, and home products. Mr. Lau founded Btab Group Inc., an ecommerce company focusing on empowering small businesses, and served as its Chief Executive Officer and Chairman of the board from November 2018 until the present. Since March 2023, Mr. Lau has served as Chief Executive Officer and Chairman of the board of Btab Ecommerce Group, Inc. (OTC: BBTT), a holding company of five subsidiaries focusing on ecommerce, manufacturing and wholesale. Mr. Lau founded and has been serving as Chief Executive Officer and Director of Btab Group Australia, an ecommerce technology development company in Australia, since January 2015. He holds a bachelor’s degree in Commerce from Curtin University.

On May 30, 2024, the Company entered into a Business Combination Agreement with IWAC Georgia Merger Sub, Inc. and Btab Ecommerce Group, Inc. (“Btab”). On August 26, 2024, the Company and Btab entered into an Amended and Restated Business Combination Agreement (the “Business Combination Agreement”) with IWAC Holding Company Inc., a wholly-owned subsidiary of IWAC (“Pubco”), IWAC Purchaser Merger Sub II Inc., a wholly-owned subsidiary of Pubco, IWAC Company Merger Sub Inc., a wholly-owned subsidiary of Pubco, and acknowledging and agreeing solely with respect to Section 2.1(a)(ii) thereof, Mr. Lau.

For additional information about the Business Combination Agreement and Mr. Lau’s interests in the transaction, see the definitive proxy statement filed by the Company on November 12, 2025 and the Company’s subsequent filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Wellness Acquisition Corp

By:	/s/ Matthew Malriat
Name: Matthew Malriat
Title: Chief Executive Officer

Dated: August 24, 2026